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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                            -------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                        -------------------------------

                    Shanda Interactive Entertainment Limited
              (Exact name of obligor as specified in its charter)

Cayman Islands                                               Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

No. 1 Office Building
No. 690 Bibo Road
Pudong New Area
Shanghai 201203
China
(Address of principal executive offices)                     (Zip code)

                        ----------------------------------

                  Zero Coupon Senior Convertible Notes due 2014
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                      Name                                 Address
      --------------------------------------    --------------------------------
      Superintendent of Banks of the State of   2 Rector Street, New York, N.Y.
      New York                                  10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y.
                                                10045

      Federal Deposit Insurance Corporation     Washington, D.C. 20429

      New York Clearing House Association       New York, New York 10005

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and Ib to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and
            Exhibit 1 to Form T-l filed with Registration Statement No. 333-121195.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-l filed with Registration Statement No. 333-121195.)

      6. The consent of the Trustee required by Section 321 (b) of the Act. (Exhibit 6 to Form T-l filed with Registration Statement No. 333-106702.)

                                       -2-

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      7.    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       -3-
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                                   SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of April, 2005.

                                      THE BANK OF NEW YORK

                                      By: /s/ Robert A. Massimillo
                                          ---------------------------------
                                          Name:  Robert A. Massimillo
                                          Title: Vice President

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                                   SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of April, 2005.

                                      THE BANK OF NEW YORK

                                      By: /s/ ROBERT A. MASSIMILLO
                                          --------------------------------
                                          Name:  ROBERT A. MASSIMILLO
                                          Title: VICE PRESIDENT

                                      -4-
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                                                                       EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                     Dollar Amounts
                                                                      In Thousands
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency
    and coin...........................................               $  3,866,500
  Interest-bearing balances............................                  8,455,170
Securities:
  Held-to-maturity securities..........................                  1,885,665
  Available-for-sale securities........................                 20,781,508
Federal funds sold and securities purchased
  under agreements to resell...........................
  Federal funds sold in domestic offices...............                  3,730,007
  Securities purchased under agreements to
  resell...............................................                    847,805
Loans and lease financing receivables:
  Loans and leases held for sale.......................                          0
  Loans and leases, net of unearned
    income.............................................                 36,195,743
  LESS: Allowance for loan and
    lease losses.......................................                    587,611
  Loans and leases, net of unearned
    income and allowance...............................                 35,608,132
Trading Assets.........................................                  4,174,521
Premises and fixed assets (including
  capitalized leases)..................................                    949,424
Other real estate owned................................                        754
Investments in unconsolidated subsidiaries
  and associated companies.............................                    268,366
Customers' liability to this bank on
  acceptances outstanding..............................                     52,800
Intangible assets......................................
  Goodwill.............................................                  2,746,404
  Other intangible assets..............................                    758,137

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
  Other assets.........................................                  8,013,234
                                                                      ------------
  Total assets.........................................               $ 92,138,427
                                                                      ============

LIABILITIES
Deposits:
  In domestic offices..................................               $ 41,480,131
  Noninterest-bearing..................................                 16,898,525
  Interest-bearing.....................................                 24,581,606
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs.............................                 24,028,722
  Noninterest-bearing..................................                    576,431
  Interest-bearing.....................................                 23,452,291
Federal funds purchased and securities sold
    under agreements to repurchase.....................
  Federal funds purchased in domestic
    offices............................................                  1,040,432
  Securities sold under agreements to
    repurchase.........................................                    491,007
Trading liabilities....................................                  2,724,930
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases)................                  4,780,573
Not applicable
Bank's liability on acceptances executed and
  outstanding..........................................                     54,517
Subordinated notes and debentures......................                  2,390,000
Other liabilities......................................                  6,901,014
                                                                      ------------
Total liabilities......................................               $ 83,891,326
                                                                      ============

Minority interest in consolidated
  subsidiaries.........................................                    140,499

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus..............................................                          0
Common stock...........................................                  1,135,284
Surplus (exclude all surplus related to
  preferred stock).....................................                  2,087,221
Retained earnings......................................                  4,892,420
Accumulated other comprehensive income.................                     -8,323
Other equity capital components........................                          0
                                                                      ------------
Total equity capital...................................                  8,106,602
                                                                      ------------
Total liabilities, minority interest, and equity
  capital..............................................               $ 92,138,427
                                                                      ============

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      I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                                  Directors
Alan R. Griffith